UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 19, 2020

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 22, 2020, ProPetro Holding Corp. (the “Company”) issued a press release announcing that it has filed its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2019 and September 30, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), as discussed below. A copy of the press release is furnished as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 19, 2020, the Company filed its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2019 and September 30, 2019 and the 2019 Annual Report.

The Company previously announced on November 13, 2019 that investors should no longer rely on management’s report on internal control over financial reporting or the internal control over financial reporting opinion of the Company’s independent registered public accounting firm included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”), and that it expected to amend the 2018 Annual Report and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “2019 First Quarter 10-Q”) to reflect such conclusions. The Company has included in the 2019 Annual Report the conclusions of current management that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2018 and remained ineffective as of March 31, 2019, amending the prior conclusions previously expressed by former management in the 2018 Annual Report and 2019 First Quarter 10-Q. In light of these disclosures, the Company does not intend to file amendments to the 2018 Annual Report or the 2019 First Quarter 10-Q.

Consistent with prior disclosures and as reflected in the above-referenced filings, the Company’s audit committee and management did not identify any items that would require revision or restatement of the Company’s consolidated financial statements previously reported in the 2018 Annual Report and the 2019 First Quarter 10-Q. In connection with the above-referenced filings, the Company’s independent registered public accounting firm has completed its financial statement audit of the consolidated financial statements included in the 2019 Annual Report and its audit of the Company’s internal control over financial reporting as of December 31, 2019, as well as its quarterly reviews of the consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2019 and September 30, 2019. The Company’s independent registered public accounting firm issued an unqualified opinion on the consolidated financial statements included in the 2019 Annual Report and an adverse opinion on the Company’s internal control over financial reporting as of December 31, 2019, and its reports thereon are included in the 2019 Annual Report.

Management is in the process of preparing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “2020 First Quarter 10-Q”) and additional time will be required for management to complete its procedures to allow the Company’s independent registered public accounting firm to perform the required quarterly review of the consolidated financial statements as of and for the quarter ended March 31, 2020. The Company cannot currently predict when it will complete and file the 2020 First Quarter 10-Q. The Company continues to work diligently to become current in its filing obligations with the SEC as soon as reasonably practicable, and it currently expects to do so prior to the expiration of the additional trading period granted by the NYSE on July 15, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated June 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: June 22, 2020	By:	/s/ Darin G. Holderness
Darin G. Holderness
Chief Financial Officer

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